Capital management	12 Months Ended
Dec. 31, 2025
Capital Management [Abstract]
Capital management
34.
Capital management

The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.

Management reviews the capital structure on an on-going basis, considering the cost of capital, the tenure and the risks associated with each class of capital. Management makes adjustments to capital structure, in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares.

In the current year, the Group changed what it manages as capital and considered the capital structure of the Group to consist of net cash and total capital as disclosed in the table below.

	31.12.2024	31.12.2025	31.12.2025
	RMB’000	RMB’000	US$’000
Loans and borrowings (current and non-current)	2,509,800	2,020,020	291,792
Less: Cash and short-term bank deposits	(6,433,593)	(7,913,083)	(1,143,047)
Net cash	(3,923,793)	(5,893,063)	(851,255)

Equity attributable to equity holders of the Company	9,164,625	9,580,961	1,383,972
Less: Fair value reserve	20,342	16,203	2,341
Statutory reserve	(443,949)	(430,236)	(62,148)
Total capital	8,741,018	9,166,928	1,324,165

As disclosed in Note 21, certain subsidiaries of the Group are required by the relevant authorities in the PRC to contribute and maintain a non-distributable statutory reserve fund whose utilization is subject to approval by the relevant authorities in the PRC. This externally imposed capital requirement has been complied with by the subsidiaries of the Group for the financial years ended December 31, 2024 and 2025.